SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) July 20, 1999



                               DESIGNS, INC.
           (Exact name of registrant as specified in its charter)


Delaware                         0-15898                  04-2623104
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(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation)


66 B Street
Needham, Massachusetts                                               02494
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(Address of principal executive offices)                          (Zip Code)


                               (781) 444-7222
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

            On July 20, 1999, the Board of Directors of Designs, Inc., a Delaware corporation, rescheduled its 1999 Annual Meeting of Stockholders to Wednesday, September 22, 1999 at 1:00 p.m.



                              SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  July 20, 1999


                                    DESIGNS, INC.



                                    By:  /s/ Scott N. Semel
                                         -----------------------------
                                    Name:    Scott N. Semel
                                    Title:   Executive Vice President,
                                             General Counsel & Secretary